UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

Date of Report : November 1, 2004
(Date of earliest event reported: October 28, 2004)

HAVERTY FURNITURE COMPANIES, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-14445	58-0281900

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

780 Johnson Ferry Road, Suite 800,
Atlanta, Georgia 30342

(Address of principal executive officers) ( Zip Code)
Telephone number, including area code: (404) 443-2900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 8.1. Other Events
Item 9.1. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-99.1 PRESS RELEASE DATED OCTOBER 28, 2004
EX-99.2 PRESS RELEASE DATED OCTOBER 28, 2004

Item 2.02 Results of Operations and Financial Condition

     On October 28, 2004, Havertys Furniture Companies, Inc. issued a press release regarding its results of operations for the quarter ended September 30, 2004, a copy of which is furnished under this Item 2.02 as Exhibit 99.1 hereto. The attached Exhibit 99.1 is not filed, but is furnished to comply with Regulation FD. The information disclosed in this Item 2.02 Current Report on Form 8-K is not considered to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934 and is not subject to the liabilities of that section.

     99.1           Press Release dated October 28, 2004.

Item 8.01 Other Events

     On October 28, 2004, Havertys issued a press release announcing the declaration of a quarterly cash dividend. A copy of this press release is attached as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits

99.2	Press Release dated October 28, 2004.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAVERTY FURNITURE COMPANIES, INC.
November 1, 2004	By:	Jenny H. Parker
Jenny H. Parker
Vice President, Secretary and Treasurer

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EXHIBIT INDEX

99.1	Press Release dated October 28, 2004.
99.2	Press Release dated October 28, 2004.

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